Exhibit 99.2
FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Date of Issuance May 9, 2006
All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Candlewood Suites®, Conrad®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Four Points® by Sheraton, Hampton Inn®, Harvey Suites®, Hilton®, Hilton Garden Inn®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Homewood Suites® by Hilton, InterContinental®, Priority Club®, Sheraton®, Sheraton Suites®, St. Regis®, Staybridge Suites®, The Luxury Collection®, W®, Walt Disney World®, Worlds of Fun® and Westin®.
With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and increased security precautions, the impact that the bankruptcy of additional major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect our future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
CORPORATE DATA
About the Company
In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. We are one of the nation’s largest lodging REITs and the nation’s largest owner of full service, all-suite hotels. At March 31, 2006, our portfolio was comprised of 117 consolidated hotels located in 28 states and Canada. For the 117 hotels included in continuing operations, the operating revenues and expenses are reflected in our consolidated statements of operations because of our ownership interests of the operating lessees of these hotels. We also owned 50 percent joint venture interests in five hotels whose operations were accounted for using the equity method. We owned 65 full service, all-suite hotels, and were the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. Our portfolio also included 51 hotels in the upscale and full service segments. We had a market capitalization of approximately $3.3 billion.
Strategy
We have strategic relationships with brand owners, including Hilton Hotels Corporation, InterContinental Hotels Group and Starwood Hotels & Resorts. The brand owners manage our diversified portfolio of nationally branded, upscale, full service hotels. We have identified three long-term strategic objectives: above average earnings growth; improvement in our return on invested capital; and a reduction in our overall financial leverage. To achieve these strategic objectives our business strategy is: to dispose of non-strategic hotels; acquire hotels that meet our refined investment strategy; to improve the competitive positioning of our core hotels through aggressive asset management and the judicious application of capital; and to pay down debt through a combination of operational cash flow and the sale of non-strategic hotels.

Stock and Debt Ratings
	Senior Unsecured Debt	Preferred Stock
Moody’s Standard & Poors	Ba3 B	B2 CCC+
Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)
Fiscal Year End
December 31
Number of employees
76
Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact	Media Contact
Stephen A. Schafer	Monica L. Hildebrand
Vice President of Investor Relations	Vice President of Communications
(972) 444-4912	(972) 444-4917
sschafer@felcor.com	mhildebrand@felcor.com
Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Board of Directors
Thomas J. Corcoran, Jr., Chairman of the Board.
FelCor Lodging Trust Incorporated
Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC
Richard S. Ellwood
Retired
Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.
David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company
Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International
Robert H. Lutz, Jr.
President, RL Investments, Inc.
Robert A. Mathewson
President, RGC, Inc.
Donald J. McNamara
Principal, The Hampstead Group
Richard A. Smith
President and Chief Executive Officer, FelCor Lodging Trust Incorporated
Executive Officers
Thomas J. Corcoran, Jr., Chairman of the Board
Richard A. Smith, President and Chief Executive Officer
Michael A. DeNicola, Executive Vice President and Chief Investment Officer
Troy A. Pentecost, Executive Vice President, Director of Asset Management
Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary
Andrew J. Welch, Executive Vice President and Chief Financial Officer
Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer
Jack Marraccini, Senior Vice President of Engineering
June C. McCutchen, Senior Vice President, Director of Design and Construction
Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Smith Barney	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Marc J. Falcone	(212) 469-7417

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan	Harry C. Curtis	(212) 622-6610

Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562

Merrill Lynch	David W. Anders	(212) 449-2739

Stifel, Nicolaus & Company	Rod F. Petrik	(410) 454-4131

UBS (US)	William B. Truelove	(212) 713-8825

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
FINANCIAL HIGHLIGHTS
Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	March 31	December 31,
	2006	2005
Total Enterprise Value
Common shares outstanding	60,922	60,209
Units outstanding	2,355	2,763

Combined shares and units outstanding	63,277	62,972
Common stock price at end of period	$21.10	$17.21

Common equity capitalization	$1,335,145	$1,083,748
Series A preferred stock	309,362	309,362
Series C preferred stock	169,412	169,412
Consolidated debt	1,500,266	1,675,280
Minority interest of consolidated debt	(8,084)	(8,137)
Pro rata share of unconsolidated debt	100,435	101,940
Cash and cash equivalents	(75,796)	(94,564)

Total enterprise value (TEV)	$3,330,740	$3,237,041

TEV per room(a)	$104	$95
Pro rata rooms owned	31,904	34,103

Dividends Per Share
Dividends declared (quarter ended):
Common stock	$0.15	$0.15
Series A preferred stock	0.4875	0.4875
Series C preferred stock (depositary shares)	0.50	0.50

Selected Balance Sheet Data
Investment in hotels, net	$2,430,191	$2,587,379
Total cash and cash equivalents	75,796	94,564
Total assets	2,757,537	2,919,093
Total debt	1,500,266	1,675,280
Total stockholders’ equity	1,028,462	1,031,793
Total stockholders equity less preferred equity	549,688	553,019
Book value per common share outstanding	9.02	9.18

(a)	Based on pro rata rooms owned.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2006	2005
Revenues:
Hotel operating revenue	$311,876	$268,985
Retail space rental and other revenue	134	156

Total revenues	312,010	269,141

Expenses:
Hotel departmental expenses	102,410	92,146
Other property operating costs	89,085	79,999
Management and franchise fees	16,569	13,321
Taxes, insurance and lease expense	30,631	29,224
Corporate expenses	5,804	4,540
Depreciation	27,351	26,922

Total operating expenses	271,850	246,152

Operating income	40,160	22,989
Interest expense, net	(30,834)	(31,869)
Charge-off of deferred financing costs	(667)	—

Income (loss) before equity in income of unconsolidated entities, minority interests and gain on sales of assets	8,659	(8,880)
Equity in income from unconsolidated entities	1,948	1,131
Minority interests	150	917

Income (loss) from continuing operations	10,757	(6,832)
Discontinued operations	(905)	(1,182)

Net income (loss)	9,852	(8,014)
Preferred dividends	(9,678)	(10,091)

Net income (loss) applicable to common stockholders	$174	$(18,105)

Basic and diluted loss per common share data:
Net income (loss) from continuing operations	$0.02	$(0.28)

Net income (loss)	—	$(0.30)

Basic weighted average common shares outstanding	59,660	59,416

Diluted weighted average common shares outstanding	59,976	59,416

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Discontinued Operations
(in thousands)
     Included in discontinued operations are the results of operations of eight hotels disposed of in the first quarter of 2006, and 19 hotels disposed of in 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended
	March 31,
	2006	2005
Operating revenue	$3,398	$34,016
Operating expenses	3,267	33,343

Operating income (loss)	131	673
Direct interest costs, net	1	(1,371)
Impairment loss	—	(559)
Gain (loss) on sale of depreciable assets	(1,077)	20
Minority interests	40	55

Income (loss) from discontinued operations	(905)	(1,182)
Depreciation	—	3,574
Minority interest in FelCor LP	(40)	(55)
Interest expense	(1)	1,374

EBITDA from discontinued operations	(946)	3,711
Gain on sale of assets	1,077	(20)
Impairment loss	—	559
Asset disposition costs	—	1,300

Adjusted EBITDA from discontinued operations	$131	$5,550

Non-GAAP Financial Measures
     We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and of the limitations upon such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share and unit data)

	Three Months Ended March 31,
	2006			2005
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income (loss)	$9,852			$(8,014)
Preferred dividends	(9,678)			(10,091)

Net income (loss) applicable to common stockholders	174	59,976	$—	(18,105)	59,416	$(0.30)
Depreciation from continuing operations	27,351	—	0.46	26,922	—	0.45
Depreciation from unconsolidated entities and discontinued operations	2,723	—	0.05	5,839	—	0.10
Loss (gain) on sale of depreciable assets	1,077	—	0.02	(20)	—	—
Minority interest in FelCor LP	8	2,663	(0.03)	(843)	2,788	(0.03)
Conversion of options and unvested restricted stock	—	—	—	—	421	—

FFO	31,333	62,639	0.50	13,793	62,625	0.22
Charge-off of deferred financing costs	667	—	0.01	—	—	—
Abandoned projects	—	—	—	1,300	—	0.02
Impairment loss on discontinued operations	—	—	—	559	—	0.01
Minority interest share of impairment loss	—	—	—	—	—	—

Adjusted FFO	$32,000	62,639	$0.51	$15,652	62,625	$0.25

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2006	2005
Net income (loss)	$9,852	$(8,014)
Depreciation from continuing operations	27,351	26,922
Depreciation from unconsolidated entities and discontinued operations	2,723	5,839
Minority interest in FelCor Lodging LP	8	(843)
Interest expense	31,629	32,510
Interest expense from unconsolidated entities and discontinued operations	1,596	3,152
Amortization expense	990	597

EBITDA	74,149	60,163
Charge-off of deferred financing costs	667	—
Impairment loss on discontinued operations	—	559
Asset disposition costs	—	1,300
Loss (gain) on sale of depreciable assets	1,077	(20)

Adjusted EBITDA	75,893	62,002
Adjusted EBITDA from discontinued operations	(131)	(5,550)

Same-Store EBITDA	$75,762	$56,452

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Adjusted EBITDA to Hotel EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2006	2005
Adjusted EBITDA	$75,893	$62,002
Retail space rental and other revenue	(134)	(156)
Adjusted EBITDA from discontinued operations	(131)	(5,550)
Equity in income from unconsolidated entities (excluding interest and depreciation expense)	(6,699)	(5,793)
Minority interest in other partnerships (excluding interest and depreciation expense)	233	490
Consolidated hotel lease expense	14,333	12,665
Unconsolidated taxes, insurance and lease expense	(1,553)	(1,455)
Interest income	(794)	(641)
Corporate expenses (excluding amortization expense)	4,813	3,943

Hotel EBITDA	$85,961	$65,505

Reconciliation of Net Income (Loss) to Hotel EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2006	2005
Net income (loss)	$9,852	$(8,014)
Discontinued operations	905	1,182
Equity in income from unconsolidated entities	(1,948)	(1,131)
Minority interest	(150)	(917)
Consolidated hotel lease expense	14,333	12,665
Unconsolidated taxes, insurance and lease expense	(1,553)	(1,455)
Interest expense, net	30,834	31,869
Charge-off of deferred financing costs	667	—
Corporate expenses	5,804	4,540
Depreciation	27,351	26,922
Retail space rental and other revenue	(134)	(156)

Hotel EBITDA	$85,961	$65,505

Hotel EBITDA and Hotel EBITDA Margin
(dollars in thousands)

	Three Months Ended
	March 31,
	2006	2005
Total revenue	$312,010	$269,141
Retail space rental and other revenue	(134)	(156)

Hotel operating revenue	311,876	268,985
Hotel operating expenses	(225,915)	(203,480)

Hotel EBITDA	$85,961	$65,505

Hotel EBITDA margin	27.6%	24.4%

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Ratio of Operating Income to Total Revenue to Hotel EBITDA Margin

	Three Months Ended
	March 31,
	2006	2005
Ratio of operating income to total revenue	12.9%	8.5%
Retail space rental and other revenue	—	—
Unconsolidated taxes, insurance and lease expense	(0.6)	(0.5)
Consolidated hotel lease expense	4.6	4.7
Corporate expenses	1.9	1.7
Depreciation	8.8	10.0

Hotel EBITDA margin	27.6%	24.4%

Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended
	March 31,
	2006	2005
Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$271,850	$246,152
Unconsolidated taxes, insurance and lease expense	1,553	1,455
Consolidated hotel lease expense	(14,333)	(12,665)
Corporate expenses	(5,804)	(4,540)
Depreciation	(27,351)	(26,922)

Hotel operating expenses	$225,915	$203,480

Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$93,036	$86,955

     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Non-GAAP Financial Measures (continued)
FFO and EBITDA
     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.
     EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
     We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.
•	Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

•	Impairment losses – We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Non-GAAP Financial Measures (continued)
     In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.
     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses from the disposition of non-hotel related assets.
Hotel EBITDA and Hotel EBITDA Margin
     Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, these measures facilitate comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization, even though they are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assume that the value of real estate assets diminish predictably over time, accurately reflect an adjustment in the value of our assets. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by minority interest expense and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our hotels.
Use and Limitations of Non-GAAP Measures
     Our management and Board of Directors use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. Same-Store EBITDA is used to provide investors with supplemental information as to the ongoing operating performance of our hotels without regard to those hotels sold or held for sale at the date of presentation. We use hotel operating margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Non-GAAP Financial Measures (continued)
     The use of these non-GAAP financial measures has certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation and interest or capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.
     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Debt Summary
(dollars in thousands)
Debt Outstanding

	Encumbered	Interest Rate at	Maturity	Consolidated
	Hotels	March 31, 2006	Date	Debt
Promissory note	none	LIBOR (L) + 2.00	June 2016	$650
Senior unsecured term notes	none	7.63	October 2007	123,591
Senior unsecured term notes	none	9.00	June 2011	298,723
Line of credit(a)	none	L + 2.00	January 2009	45,000
Senior unsecured term notes	none	L + 4.25	June 2011	190,000
Senior unsecured term notes(b)	none	7.80	June 2011	100,000

Total unsecured debt				757,964

Mortgage debt	9 hotels	6.52	July 2009 - 2014	103,629
Mortgage debt(c)	8 hotels	L + 2.50	May 2007	116,996
Mortgage debt	7 hotels	7.32	March 2009	126,678
Mortgage debt	4 hotels	7.55	June 2009	41,370
Mortgage debt	8 hotels	8.70	May 2010	171,788
Mortgage debt	7 hotels	8.73	May 2010	132,485
Mortgage debt	1 hotel	L + 2.85	August 2008	15,500
Mortgage debt	1 hotel	7.91	December 2007	10,388
Other	1 hotel	9.17	August 2011	5,031
Construction loan(d)	—	L + 2.25	August 2007	18,437

Total secured debt	46 hotels			742,302

				$1,500,266

April 2006 debt reduction from asset sale proceeds				$(72,301)

(a)	We have a borrowing capacity of $125 million on our line of credit. The $45 million outstanding at March 31, 2006 was repaid in April 2006 from asset sale proceeds.

(b)	We have swapped this $100 million of floating rate debt of L + 4.25 percent for a fixed rate of 7.80 percent. This interest rate swap expires in December 2007.

(c)	This debt has a one-year extension option, subject to certain contingencies. In April 2006, we repaid $27.3 million of this debt from asset sale proceeds. The interest rate on the remaining $89.7 million is L + 1.25 percent.

(d)	We have a $69.8 million recourse construction loan facility for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. The interest on this facility is currently based on L + 225 basis points and is being capitalized as part of the cost of the project. The interest rate may be reduced to L + 200 basis points when the project is 55 percent complete and upon satisfaction of certain other requirements.

Weighted average interest at March 31, 2006	8.12%
Fixed interest rate debt to total debt	77.7%
Weighted average maturity of debt	5 years
Secured debt to total assets	26.9%

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Debt Summary (continued)
     At March 31, 2006, future scheduled principal payments on outstanding debt are as follows (in thousands):

	Secured	Unsecured
Year	Debt	Debt	Total
2006	$39,266	$—	$39,266
2007	112,274	125,000	237,274
2008	49,632	—	49,632
2009	176,560	45,000	221,560
2010	281,843	—	281,843
2011 and thereafter	82,727	590,650	673,377
Discount	—	(2,686)	(2,686)

Total debt	$742,302	$757,964	$1,500,266

     At March 31, 2006, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 19 hotels. These ventures had approximately $201 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt was $100 million.
Financing transactions in 2006:
     In January, we retired our $225 million unsecured term loan facility and established a new $125 million unsecured line of credit. In April 2006, we retired an additional $27 million of secured indebtedness and repaid our line of credit balance.
     In April, Moody’s Investors Service upgraded our corporate rating from B1 to Ba3. As a result, the interest rate on our $300 million of Senior Notes due 2011 was reduced by 50 basis points to 8.5%, resulting in an annual interest rate savings of $1.5 million.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
PORTFOLIO DATA
Portfolio Distribution at March 31, 2006
(117 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2005
	Hotels	Rooms	Total Rooms	Hotel EBITDA(a)
Brand
Embassy Suites Hotels	54	13,653	40	54
Holiday Inn-branded	32	11,007	32	22
Sheraton-branded	10	3,275	10	11
Doubletree-branded	9	2,019	6	6
Crowne Plaza	7	2,416	7	3
Other	5	1,567	5	4

Top Markets
Atlanta	8	2,385	7	7
South Florida area	6	1,738	5	6
Los Angeles area	5	1,100	3	5
Dallas	10	3,176	9	5
Orlando	6	2,219	7	5
Minneapolis	4	955	3	4
New Orleans	2	746	2	4
Phoenix	3	798	2	4
Philadelphia	3	1,174	3	4
Chicago	4	1,239	4	3
San Francisco Bay area	7	2,385	7	3
Washington, D.C.	1	443	1	3
San Diego	1	600	2	3
San Antonio	4	1,188	4	3
Northern New Jersey	3	757	2	3

Top Four States
California	17	4,896	14	17
Texas	22	6,585	19	13
Florida	15	4,937	15	13
Georgia	10	2,739	8	8

Location
Suburban	48	12,043	35	38
Urban	30	9,799	29	27
Airport	25	7,803	23	22
Resort	13	4,044	12	13
Highway	1	248	1	0

Segment
Upscale all-suite	65	16,037	47	61
Full service	33	11,170	33	22
Upscale	18	6,421	19	16
Limited service	1	309	1	1
Core Hotels	90	25,543	75	91
Non-Strategic Hotels	27	8,394	25	9

(a)	Hotel EBITDA is more fully described on page 13 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Detailed Operating Statistics by Brand
(117 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended March 31,
	2006	2005	%Variance
Embassy Suites Hotels	75.5	71.4	5.8
Holiday Inn-branded hotels	67.7	63.3	7.0
Sheraton-branded hotels	61.6	61.7	(0.2)
Doubletree-branded hotels	71.3	65.2	9.3
Crowne Plaza hotels	65.3	61.4	6.2
Other hotels	60.0	55.7	7.7

Total hotels	69.9	66.0	5.9

	ADR ($)
	Three Months Ended March 31,
	2006	2005	% Variance
Embassy Suites Hotels	135.49	126.47	7.1
Holiday Inn-branded hotels	92.87	85.88	8.1
Sheraton-branded hotels	123.93	107.78	15.0
Doubletree-branded hotels	124.99	116.27	7.5
Crowne Plaza hotels	109.77	94.12	16.6
Other hotels	102.86	94.84	8.5

Total hotels	117.49	108.19	8.6

	RevPAR ($)
	Three Months Ended March 31,
	2006	2005	% Variance
Embassy Suites Hotels	102.31	90.27	13.3
Holiday Inn-branded hotels	62.87	54.33	15.7
Sheraton-branded hotels	76.33	66.50	14.8
Doubletree-branded hotels	89.08	75.81	17.5
Crowne Plaza hotels	71.63	57.81	23.9
Other hotels	61.76	52.85	16.9

Total hotels	82.17	71.42	15.0

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Detailed Operating Statistics for FelCor’s Top Markets
(117 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended March 31,
	2006	2005	% Variance
Atlanta	74.2	69.9	6.2
South Florida area	89.4	88.9	0.6
Los Angeles area	78.1	72.0	8.6
Dallas	60.4	52.2	15.8
Orlando	76.2	80.0	(4.7)
Minneapolis	64.3	65.5	(1.7)
New Orleans	91.3	73.9	23.5
Phoenix	83.3	81.4	2.3
Philadelphia	58.1	60.7	(4.3)
Chicago	63.1	61.4	2.8
San Francisco Bay area	71.0	63.3	12.1
Washington, D.C.	61.8	67.1	(7.9)
San Diego	82.1	81.5	0.7
San Antonio	76.6	69.5	10.3
Northern New Jersey	65.8	65.1	1.1

	ADR ($)
	Three Months Ended March 31,
	2006	2005	% Variance
Atlanta	104.99	93.43	12.4
South Florida area	168.24	141.65	18.8
Los Angeles area	129.39	120.46	7.4
Dallas	106.17	97.97	8.4
Orlando	100.37	94.97	5.7
Minneapolis	129.39	122.77	5.4
New Orleans	151.90	147.33	3.1
Phoenix	160.65	146.46	9.7
Philadelphia	116.44	102.54	13.6
Chicago	114.16	96.51	18.3
San Francisco Bay area	119.15	110.47	7.9
Washington, D.C.	164.94	147.94	11.5
San Diego	135.86	122.73	10.7
San Antonio	93.58	86.00	8.8
Northern New Jersey	146.23	133.90	9.2

	RevPAR ($)
	Three Months Ended March 31,
	2006	2005	% Variance
Atlanta	77.92	65.29	19.3
South Florida area	150.45	125.94	19.5
Los Angeles area	101.11	86.68	16.7
Dallas	64.15	51.11	25.5
Orlando	76.53	75.95	0.8
Minneapolis	83.25	80.36	3.6
New Orleans	138.70	108.95	27.3
Phoenix	133.77	119.25	12.2
Philadelphia	67.65	62.24	8.7
Chicago	72.09	59.30	21.6
San Francisco Bay area	84.58	69.94	20.9
Washington, D.C.	101.94	99.32	2.6
San Diego	111.56	100.03	11.5
San Antonio	71.69	59.73	20.0
Northern New Jersey	96.27	87.21	10.4

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)
Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2004:
First Quarter	5.2	(0.7)	4.4
Second Quarter	5.5	1.7	7.3
Third Quarter	1.9	2.7	4.6
Fourth Quarter	0.9	2.9	3.9
Year 2004	3.1	1.7	4.9

2005:
First Quarter	1.0	5.6	6.7
Second Quarter	3.7	5.7	9.6
Third Quarter	4.6	5.9	10.8
Fourth Quarter	8.5	7.1	16.2
Year 2005	4.4	6.2	10.8

2006:
January	9.7	7.8	18.2
February	4.5	8.1	13.0
March	4.2	9.8	14.3
First Quarter	5.9	8.6	15.0

April	(1.2)	8.0	6.7

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Hotel Portfolio Information
Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	March 31, 2006
Consolidated hotels in continuing operations	117	33,937
Unconsolidated hotel operations	5	761

Total hotels owned	122	34,698

50% joint ventures	19	(2,190)
60% joint ventures	2	(390)
75% joint ventures	1	(55)
90% joint ventures	6	(148)
97% joint venture	1	(11)

Total joint venture owned rooms		(2,794)

Pro rata share of rooms owned		31,904

Non-Strategic Hotels
     At March 31, 2006, we included in continuing operations 27 hotels that we are marketing for sale. The composition, by brand, of the 27 sale hotels is as follows: Holiday Inn-branded (15), Crowne Plaza-branded (6), Doubletree-branded (2) Embassy Suites Hotel (1), Sheraton (1) and other brands (2).
     Operating statistics and Hotel EBITDA margins for the three months ended March 31, 2006, for our consolidated portfolio of 117 hotels included in continuing operations were as follows:

	Core Hotels	Non-strategic Hotels	Total
Occupancy (%)	73.2	60.1	69.9

ADR ($)	126.33	84.72	117.49

RevPAR ($)	92.44	50.90	82.17

Hotel EBITDA margin (%)	30.0	14.3	27.6

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Hotel Portfolio Information (continued)
Capital Expenditures (dollars in thousands)

	Three Months Ended March 31,
	2006	2005
Improvements and additions to hotels included in continuing operations	$42,886	$27,389
% of total revenue	13.8%	10.2%
     Improvements and additions to consolidated hotels for the first quarter were $35 million. Capital expenditures including our pro rata share of joint ventures totaled $39 million.
     At March 31, 2006, we had incurred $23.4 million of capital expenditures associated with our condominium development project in Myrtle Beach, South Carolina.
Portfolio Changes in 2006

			Total Gross Sales
	Date		Price Per Quarter
Property	Sold	Rooms	(in millions)
Hotels sold during the quarter ended March 31, 2006:
Atlanta, GA — Crowne Plaza (Airport)	Jan 2006	378

Atlanta, GA — Crowne Plaza (Powers Ferry)	Jan 2006	296

Dallas, TX — Crowne Plaza Suites	Jan 2006	295

Dallas, TX — Staybridge Suites	Jan 2006	114

Houston, TX — Holiday Inn Select	Jan 2006	349

Irvine, CA — Crowne Plaza	Jan 2006	335

San Jose, CA — Crowne Plaza	Jan 2006	305

Omaha, NE — Hampton Inn	Jan 2006	129

		2,201	$162.6

Hotels sold during April 2006:
Miami, FL — Crowne Plaza	Apr 2006	304

Philadelphia, PA — Crowne Plaza	Apr 2006	445	63.0

Total 2006 year to date sales		2,950	$225.6

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Hotel Portfolio Listing
(as of March 31, 2006)

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Core Hotels
Birmingham(b)	AL	242		Embassy Suites Hotel
Phoenix — Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point — Doheny Beach	CA	195		Doubletree Guest Suites
Los Angeles — Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles — Covina/I-10(b)	CA	202	50%	Embassy Suites Hotel
Los Angeles — El Segundo — International Airport - South	CA	349	97%	Embassy Suites Hotel
Milpitas — Silicon Valley(b)	CA	266		Embassy Suites Hotel
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard — Mandalay Beach Resort & Conference Center	CA	248		Embassy Suites Hotel
Palm Desert — Palm Desert Resort	CA	198		Embassy Suites Hotel
San Diego — On the Bay	CA	600		Holiday Inn
San Francisco — Burlingame Airport	CA	340		Embassy Suites Hotel
San Francisco — South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco — Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco — Union Square	CA	403		Crowne Plaza
San Rafael — Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara — Goleta	CA	160		Holiday Inn
Santa Monica — Beach at the Pier	CA	132		Holiday Inn
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach — Oceanfront	FL	500		Holiday Inn
Deerfield Beach — Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites Hotel
Ft. Lauderdale — 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale — Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville — Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami — International Airport(b)	FL	316		Embassy Suites Hotel
Orlando — International Airport(b)	FL	288		Holiday Inn Select
Orlando — International Drive — Resort	FL	651		Holiday Inn
Orlando — International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando — (North)	FL	277		Embassy Suites Hotel
Orlando — Walt Disney World Resort	FL	229		Doubletree Guest Suites
Tampa — On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta — Airport(b)	GA	232		Embassy Suites Hotel
Atlanta — Buckhead(b)	GA	316		Embassy Suites Hotel
Atlanta — Galleria(b)	GA	278		Sheraton Suites
Atlanta — Gateway — Atlanta Airport	GA	395		Sheraton
Atlanta — Perimeter Center(b)	GA	241	50%	Embassy Suites Hotel
Brunswick	GA	130		Embassy Suites Hotel

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Hotel Portfolio Listing
(as of March 31, 2006)

	State	Rooms	% Owned(a)	Brand
Chicago — Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago — Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Indianapolis — North(b)	IN	221	75%	Embassy Suites Hotel
Kansas City — Overland Park(b)	KS	199	50%	Embassy Suites Hotel
Lexington(b)	KY	155		Sheraton Suites
Lexington — Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel
New Orleans(b)	LA	372		Embassy Suites Hotel
New Orleans — French Quarter	LA	374		Holiday Inn
Boston — Government Center	MA	303		Holiday Inn Select
Boston — Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore — BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Troy — North (Auburn Hills) (b)	MI	251	90%	Embassy Suites Hotel
Bloomington(b)	MN	219		Embassy Suites Hotel
Minneapolis — Airport(b)	MN	310		Embassy Suites Hotel
St. Paul — Downtown(b)	MN	210		Embassy Suites Hotel
Kansas City — Plaza(b)	MO	266	50%	Embassy Suites Hotel
Charlotte(b)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh — Crabtree(b)	NC	225	50%	Embassy Suites Hotel
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway — Somerset(b)	NJ	222		Embassy Suites Hotel
Secaucus — Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel
Tulsa — I-44	OK	244		Embassy Suites Hotel
Philadelphia — Historic District	PA	364		Holiday Inn
Philadelphia — Society Hill(b)	PA	365		Sheraton
Pittsburgh — At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston — Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach — At Kingston Plantation	SC	255		Embassy Suites Hotel
Myrtle Beach Resort	SC	385		Hilton
Nashville — Airport/Opryland Area	TN	296		Embassy Suites Hotel
Nashville — Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin — North(b)	TX	260	50%	Embassy Suites Hotel
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas — DFW International Airport-South(b)	TX	305		Embassy Suites Hotel
Dallas — Love Field(b)	TX	248		Embassy Suites Hotel
Dallas — Market Center	TX	244		Embassy Suites Hotel
Dallas — Park Central	TX	536	60%	Westin
Dallas — Park Central Area	TX	279		Embassy Suites Hotel
Houston — Medical Center	TX	284		Holiday Inn & Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Hotel Portfolio Listing
(as of March 31, 2006)

	State	Rooms	% Owned(a)	Brand
San Antonio — International Airport(b)	TX	261	50%	Embassy Suites Hotel
San Antonio — International Airport(b)	TX	397		Holiday Inn Select
San Antonio — N.W. I-10(b)	TX	216	50%	Embassy Suites Hotel
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna — At Tysons Corner(b)	VA	443	50%	Sheraton

Canada
Toronto — Airport	Ontario	445		Holiday Inn Select
Toronto — Yorkdale	Ontario	370		Holiday Inn

Non-Strategic Hotels
Montgomery — East I-85	AL	210		Holiday Inn
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
Denver — Aurora(b)	CO	248	90%	Doubletree
Stamford	CT	380		Holiday Inn Select
Miami — International Airport (LeJeune Center) (c)	FL	304		Crowne Plaza
Orlando — Nikki Bird (Maingate — Walt Disney World Area)	FL	530		Holiday Inn
Atlanta — Airport-North	GA	493		Holiday Inn
Atlanta — Perimeter — Dunwoody	GA	250		Holiday Inn Select
Atlanta — South (I-75 & US 41)	GA	180		Holiday Inn
Columbus — North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Chicago — The Allerton	IL	443		Crowne Plaza
Minneapolis — Downtown	MN	216		Embassy Suites Hotel
Kansas City — NE I-435 North (At Worlds of Fun)	MO	165		Holiday Inn
Omaha — Central (I-80)	NE	383		Holiday Inn
Omaha — Old Mill	NE	223		Crowne Plaza
Philadelphia — Center City(c)	PA	445		Crowne Plaza
Knoxville — Central At Papermill Road	TN	240		Holiday Inn
Amarillo — I-40	TX	248		Holiday Inn
Austin — Town Lake (Downtown Area)	TX	320		Holiday Inn
Dallas — At Campbell Centre	TX	300	90%	Doubletree
Dallas — DFW International Airport-North	TX	163		Harvey Suites
Dallas — Market Center	TX	354		Crowne Plaza
Dallas — Park Central	TX	438	60%	Sheraton
Dallas — West End/Convention Center	TX	309		Hampton Inn
Houston — Greenway Plaza Area	TX	355		Holiday Inn Select
Houston — Intercontinental Airport	TX	415		Holiday Inn
San Antonio — Downtown (Market Square)	TX	314		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three Months Ended March 31, 2006
Hotel Portfolio Listing
(as of March 31, 2006)

	State	Rooms	% Owned(a)	Brand
Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina — I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans — Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.

(b)	This hotel is encumbered by mortgage debt or capital lease obligation.

(c)	This hotel was sold in April 2006.